Exhibit 10.2

AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT

This Amendment No. 2 to Forbearance Agreement (“Amendment”) dated effective June 30, 2015 is by and between ZYNEX, INC., a Nevada corporation, ZYNEX MEDICAL, INC., a Colorado corporation, ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation, ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation, and ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company (collectively, and jointly and severally, “Borrower”), and TRIUMPH COMMUNITY BANK, N.A., dba Triumph Healthcare Finance (“Lender”).

RECITALS

A.	The parties entered into a Forbearance Agreement dated December 17, 2014, as amended by Amendment No. 1 to Forbearance Agreement dated March 27, 2015 (the “Forbearance Agreement”).
B.	The parties desire to amend the Forbearance Agreement to extend the Forbearance Period.

AGREEMENT

1.	Amendment. Section 4.1(i) of the Forbearance Agreement is amended to read as follows: “11:59 pm Portland, Oregon time on September 30, 2015.”
2.

Other Provisions.  Except as specifically provided herein, all terms and conditions of the Forbearance Agreement shall remain in full force and effect, without waiver or modification.  All terms defined in the Forbearance Agreement shall have the same meaning when used in this Amendment.  This Amendment and the Forbearance Agreement shall be read together, as one document.

3.

Signatures.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Amendment.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY A LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

[signature page follows]

AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT

Dated effective as of the date first written above.

BORROWER:		LENDER:

ZYNEX, INC., a Nevada corporation		TRIUMPH COMMUNITY BANK, N.A. dba Triumph Healthcare Finance
By:	/s/ Thomas Sandgaard	By:	/s/ Jonathan Kott
Name:	Thomas Sandgaard	Name:	Jonathan Kott
Title:	CEO	Title:	SVP

ZYNEX MEDICAL, INC., a Colorado corporation

By:	/s/ Thomas Sandgaard
Name:	Thomas Sandgaard
Title:	CEO

ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation

By:	/s/ Thomas Sandgaard
Name:	Thomas Sandgaard
Title:	CEO

ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation

By:	/s/ Thomas Sandgaard
Name:	Thomas Sandgaard
Title:	CEO

ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company

By:	/s/ Thomas Sandgaard
Name:	Thomas Sandgaard
Title:	CEO

AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT

Signature Page